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                                                                    EXHIBIT 25-D
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ----------------

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(B)(2) [_]

                             SUNTRUST BANK, ATLANTA
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

      GEORGIA BANKING CORPORATION                      58-0466330
   (JURISDICTION OF INCORPORATION OR                (I.R.S. EMPLOYER
              ORGANIZATION                        IDENTIFICATION NO.)
      IF NOT A U.S. NATIONAL BANK)

          25 PARK PLACE, N.E.
            ATLANTA, GEORGIA                             30303
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                               ANTONIO PORTUONDO
                             SUNTRUST BANK, ATLANTA
                         58 EDGEWOOD AVENUE, 4TH FLOOR
                             ATLANTA, GEORGIA 30303
                                 (404) 575-2865
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                               ----------------

                       BELLSOUTH TELECOMMUNICATIONS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                GEORGIA                                58-0436120
    (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)               IDENTIFICATION NO.)


 675 WEST PEACHTREE ST., N.E. ATLANTA,
                GEORGIA                                  30375
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                               ----------------

                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

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                                    GENERAL

ITEM 1. GENERAL INFORMATION.

    (a) Name and address of each examining or supervising authority to which it is subject.

        Department of Banking and Finance,
        State of Georgia,
        Atlanta, Georgia

        Federal Reserve Bank of Atlanta
        104 Marietta St., N.W.
        Atlanta, Georgia

        Federal Deposit Insurance Corporation
        Washington, DC

    (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

  None.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

  Not Applicable.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

  Not applicable.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

  Not applicable.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

  Not applicable.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.

  Not applicable.

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

  Not applicable.

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

  Not applicable.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

  Not applicable.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

  Not applicable.

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

  Not applicable.

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ITEM 13. DEFAULTS BY THE OBLIGOR.

  (a)Whether there is or has been a default with respect to the securities under this indenture.

         There is not and has not been any such default.

  (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series.

         There has not been any such default.

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

  Not applicable.

ITEM 15. FOREIGN TRUSTEE.

  Not applicable.

ITEM 16. LIST OF EXHIBITS.

  The additional exhibits listed below are filed herewith: exhibits, if any, identified in parentheses are on file with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and Rule 24 of the Commission's Rules of Practice.

 EXHIBIT
 NUMBER
 -------
   1     --A copy of the Articles of Amendment and Restated Articles of
           Incorporation of the Trustee as now in effect (Exhibit 1 to Form T-
           1, Registration No. 33-63523).

   2     --A copy of the certificate of authority of the Trustee to commence business. (Exhibit 2 to Form T-1, Registration No. 333-25463).

   3     --A copy of the authorization of the Trustee to exercise trust powers.
           (Exhibit 3 to Form T-1, Registration No. 333-25463).

   4     --Bylaws of the Trustee (Exhibit 4 to Form T-1, Registration No. 333-
           25463).

   5     --Not applicable.

   6     --Consent of the Trustee required by Section 321(b) of the Trust
           Indenture Act of 1939, as amended.

   7     --Latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on June 30, 1997 (Exhibit 7 to Form T-1,
           Registration No. 333-36291).

   8     --Not applicable.

   9     --Not applicable.


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                                   SIGNATURE

  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, SunTrust Bank, Atlanta, a Georgia banking corporation, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 7th day of October, 1997.

                                          SunTrust Bank, Atlanta


                                          By      /s/ Sandra Thompson
                                             ----------------------------------
                                                      SANDRA THOMPSON
                                                      VICE PRESIDENT


                                          By     /s/ Antonio Portuondo
                                             ----------------------------------
                                                     ANTONIO PORTUONDO
                                                      VICE PRESIDENT


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                                   EXHIBIT 6

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                                                                      EXHIBIT 6

                              CONSENT OF TRUSTEE

  Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issue of Debt Securities by BellSouth Telecommunications, Inc., we hereby consent that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                          SunTrust Bank, Atlanta


                                          By      /s/ Sandra Thompson
                                             ----------------------------------
                                                      SANDRA THOMPSON
                                                      VICE PRESIDENT


                                          By     /s/ Antonio Portuondo
                                             ----------------------------------
                                                     ANTONIO PORTUONDO
                                                      VICE PRESIDENT
Dated: October 7, 1997

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